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                                                                    EXHIBIT 10.1


                      STATE OF NEVADA SETTLEMENT AGREEMENT

                  This SETTLEMENT AGREEMENT is entered into this 15th day of September, 1997 by and among the State of Nevada and Brooke Group Ltd., a Delaware corporation ("Brooke Group"), Liggett & Myers Inc., a Delaware corporation ("Myers"), and Liggett Group, Inc., a Delaware corporation (which, with Myers, is hereinafter referred to as "Liggett").

                                    RECITALS

                  WHEREAS,

                  A. The State of Nevada, by and through its Attorney General (the "Attorney General"), has brought a civil action (the "Action") against, among others, the American Tobacco Company, Inc., BAT Industries, Plc, British American Tobacco Company, R.J. Reynolds Tobacco Company, Brown & Williamson Tobacco Corporation, Philip Morris, Inc., Liggett & Myers, Inc., Lorillard Tobacco Company, Inc., and United States Tobacco Company and their various parent and related companies ("Defendants"), asserting claims for, among other things, expenses allegedly arising from tobacco-related matters and injunctive relief concerning sales of cigarettes to minors.

                  B. Because of the importance of the agreements and undertakings by Liggett and Brooke Group herein to the goals of the State of Nevada, including the prosecution of the Action against non-settling defendants, the State of Nevada has agreed to extend financial settlement terms to Liggett and Brooke Group which will not be offered to any other Defendant, all as set forth in this Settlement Agreement.







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                  C. On March 20, 1997, seventeen States, by and through their
Attorneys General, and Liggett and Brooke Group entered into a settlement (the "Attorneys General Settlement") of the actions brought by such States, pursuant to which Liggett agreed to make certain payments, comply with certain proposed regulations restricting the marketing and sale of cigarettes to minors and to offer certain significant cooperation in connection with the prosecution of their respective actions against the other Defendants; all in accordance with the terms of the Attorneys General Settlement, a copy of which is annexed hereto as Appendix A.

                  D. The State of Nevada and Liggett and Brooke Group wish to provide in this Settlement Agreement for the State of Nevada to become a Subsequent Settling State under the Attorneys General Settlement, all in accordance with the terms of this Settlement Agreement.

                  E. The State of Nevada acknowledges and agrees that this Settlement Agreement, including the cooperation provisions thereof, are important to the prosecution of its Action against non-settling Defendants.

                  F. The State of Nevada and Liggett and Brooke Group recognize and support the public interest in preventing smoking by, and preventing the promotion of smoking to, children and adolescents.


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                  G. Liggett and Brooke Group have denied, and continue to deny any wrongdoing or any legal liability of any kind in all of the above-mentioned actions.

                  H. The State of Nevada recognizes and acknowledges that the cooperation being provided for in this Settlement Agreement would be valuable to the prosecution of claims against the tobacco industry. Further, the State of Nevada acknowledges that the change in warning labels provided for in this Settlement Agreement is a step towards properly informing consumers more fully of the truth about cigarettes and the consequences of smoking, as is the statement by Liggett also provided for herein.

                  NOW, THEREFORE, in consideration of the foregoing and of the promises and covenants set forth in this Agreement, the undersigned Attorney General, on behalf of the State of Nevada, and Liggett and Brooke Group hereby stipulate and agree that any and all smoking-related claims, including the Action, of the State of Nevada shall be settled as against Liggett and Brooke Group all on the terms contained herein, as follows:






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1.       Definitions.

                  Capitalized terms used herein shall have the meanings assigned to them in Section 1 of the Attorneys General Settlement, except as set forth below or defined elsewhere in this Agreement:

                  "Action" means the action entitled State of Nevada v. Philip Morris Inc., et al., Nev. Dist., 2nd Jud. Dist. (Washoe Cty., Nevada).

                  "Agreement" means this Settlement Agreement.

                  "Attorney General Actions" means those actions settled pursuant to the Attorneys General Settlement or any similar action commenced by or on behalf of a State against the Defendants.

                  "Attorneys General Settlement" means the settlement agreement entered into on March 20, 1997 by seventeen Settling States and Settling Defendants, a copy of which is annexed hereto as Exhibit A.

                  "Parties" means the State of Nevada and Brooke Group and Liggett.

                  "Settling States" means the States listed in Appendix A to the Attorneys General Settlement and Subsequent Settling States.

2.       Settlement Purposes Only.

                  Section 2 of the Attorneys General Settlement is incorporated herein by reference.


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3.       Parties.

                  3.1. Section 3.1 of the Attorneys General Settlement is incorporated herein by reference.

                  3.2. Section 3.2 of the Attorneys General Settlement is incorporated herein by reference.

4.       Public Statement; Cooperation; Advertising Limitations.

         Section 4 of the Attorneys General Settlement is incorporated herein by reference, except as modified below.

                  4.1 Promptly after execution of this Settlement Agreement, Liggett shall, by and through its Director, Bennett S. LeBow, issue in the State of Nevada a public statement substantially in the following form and substance:

                  I am, and have been for a number of years, a Director of Liggett Group Inc., a manufacturer of cigarettes. Cigarettes were identified as a cause of lung cancer and other diseases as early as 1950. I, personally, am not a scientist. But, like all of you, I am aware of the many reports concerning the ill-effects of cigarette smoking. We at Liggett know and acknowledge that, as the Surgeon General and respected medical researchers have found, cigarette smoking causes health problems, including lung cancer, heart and vascular disease and emphysema. We at Liggett also know and acknowledge that, as the Surgeon General, the Food and Drug Administration and respected medical researchers have found, nicotine is addictive.


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                  Liggett will continue to engage in the legal activity of
selling cigarettes to adults, but will endeavor to ensure that these adult smokers are aware of the health risks and addictive nature of smoking. As part of our efforts, we will do the following:

                  1. In accordance with a court-approved settlement, Liggett will set up a fund to compensate equitably those who claim to have been injured by our products.

                  2. Liggett will add a prominent warning to each of our packages of cigarettes and all of our cigarette advertising stating that "Smoking is Addictive".

                  3. Liggett supports and will not challenge Food and Drug Administration regulations concerning the sale and distribution of nicotine-containing cigarettes and smokeless tobacco products to children and adolescents. Accordingly, Liggett has agreed to comply with many of these regulations even before they apply to the tobacco industry generally.

                  4. Liggett has instructed its advertising and marketing people to scrupulously avoid any and all advertising or marketing which would appeal to children or adolescents. Liggett acknowledges that the tobacco industry markets to "youth," which means those under 18 years of age, and not just those 18-24 years of age. Liggett condemns this practice and will not market to children. Liggett agrees that if it sees industry advertisements which in its


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         view are aimed at children, it will bring this to the attention of the
         Attorney General of the State of Nevada.

                  5. In accordance with our settlement agreements, Liggett agrees to fully cooperate with the State of Nevada in connection with contemplated lawsuits against the other tobacco companies. To that end, Liggett will make available to the State of Nevada all relevant documents and information, including documents subject to Liggett's own attorney-client privileges and work product protections, and will assist the State of Nevada in obtaining prompt court adjudication of the rest of the industry's joint privilege claims.

         4.2 Section 4.2 of the Attorneys General Settlement is incorporated herein by reference.

                  4.3.1. Upon execution of this Agreement, each Settling Defendant shall:

                           (1) cooperate with the Attorney General of the State
                  of Nevada in that such Settling Defendant will take no steps to impede or frustrate civil investigations into, or civil prosecutions of, any of the Non-settling Tobacco Companies, so as to secure the just, speedy and inexpensive determination of all such smoking-related claims against said non-settling persons and entities;




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                           (2) cooperate in and facilitate reasonable non-party
                  discovery from Settling Defendants in connection with the Action;

                           (3) actively assist the Attorney General of the State
                  of Nevada in identifying and locating any and all persons known to such Settling Defendant to have documents or information that is discoverable in such proceedings, to actively assist said counsel in interviewing and obtaining documents and information from all such persons, and to encourage such person to cooperate with the Attorney General; and shall actively assist the Attorney General in interpreting documents relating to Attorney General Actions against Non-settling Tobacco Companies; and

                           (4) insofar as such Settling Defendant has or obtains
                  any material information concerning any fraudulent or illegal conduct on the part of any parties, including Non-settling Tobacco Companies, their agents, or their co-defendants designed to frustrate or defeat the claims of the State of Nevada against such parties, companies, agents or co-defendants, or which have the effect of unlawfully suppressing evidence relevant to smoking claims, disclose such information to the appropriate judicial and regulatory agencies.



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                  4.3.2. Subject to, and promptly after, the entry of a
Protective Order or a Stipulation Regarding Liggett Documents by the court in which the Action is pending, each Settling Defendant shall:

                           (1) promptly provide all documents and information
                  that are relevant to the subject matter of the Action or which are likely to lead to admissible evidence in connection with claims asserted in the Action, subject to the provisions of
                  Section 4.3.2(2) hereof;

                           (2) waive any and all applicable attorney-client
                  privileges and work product protections with respect to such documents and information. Such waiver shall not extend to (a) documents and information not relevant to the subject matter of the Action or not likely to lead to admissible evidence in connection with such an action or (b) documents subject to a joint defense or other privilege or protection which Settling Defendants cannot legally waive unilaterally, except that the waiver by the Settling Defendant shall apply, to the extent permitted by law, to its own joint defenses or other privileges. To the extent that a Settling Defendant has a good faith belief, or one or more Non-settling Tobacco Companies claims, that documents to be provided pursuant to Section 4.3.2(1) hereof may be subject to a joint defense or other privilege (or a



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                  claim of such privilege) of one or more of the Non-settling
                  Tobacco Companies, such documents shall be deposited under seal for in camera inspection by the court in which the Action is pending, together with a statement to such court that such Settling Defendant has concerns as to whether some or all of such documents should be protected from discovery, and the Parties agree to request that such court shall retain jurisdiction to resolve that issue. Liggett will participate in proceedings, including by way of court appearances or declarations, concerning issues of whether such documents are discoverable;

                           (3) offer their employees, and any and all other
                  individuals over whom they have control, and help locate former employees, to provide witness interviews of such employees and to testify, in depositions and at trial; it being understood and agreed that Liggett will waive and hereby does waive any and all applicable confidentiality agreements to the extent such confidentiality agreements would restrict testimony under this Agreement, if any, to which such witnesses may be subject; and

                           (4) demand from its past or current national legal
                  counsel all documents and information obtained by them in the course of representation of any Settling Defendant which in any way relates to the cooperation



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                  required in paragraphs 4.3.1(1) - 4.3.2(3) above, which should be provided to the Settling States as provided under this paragraph.

                           4.3.3. Section 4.3.3 of the Attorneys General
Settlement is incorporated herein by reference.

                           4.3.4. Section 4.3.4 of the Attorneys General
Settlement is incorporated herein by reference.

                  4.4. Section 4.4 of the Attorneys General Settlement is incorporated herein by reference.

                  4.5. Section 4.5 of the Attorneys General Settlement and subparts 4.5.1, 4.5.2, 4.5.3, and 4.5.4 thereof are incorporated herein by reference.

                  4.6. Section 4.6 of the Attorneys General Settlement is incorporated herein by reference.

                  4.7. Section 4.7 of the Attorneys General Settlement is incorporated herein by reference.

                  4.8. Section 4.8 of the Attorneys General Settlement is incorporated herein by reference.

                  4.9. Section 4.9 of the Attorneys General Settlement is incorporated herein by reference.






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5.       Global Settlement.

                  5.1. Section 5.1 of the Attorneys General Settlement is incorporated herein by reference.

                  5.2. Section 5.2 of the Attorneys General Settlement is incorporated herein by reference.

                  5.3. Subject to and in accordance with applicable law, in the event of a Global Settlement which does not impose financial terms, financial obligations or financial conditions as to Brooke Group and Liggett which are more onerous on, or less favorable to, Brooke Group and Liggett than those of this Settlement Agreement (at least to the extent Liggett's Market Share does not exceed 3%; such Market Share limitation being included solely for purposes of this Section 5.3), and pursuant to which Brooke Group and Liggett receive a limitation of liability for smoking-related claims, and any other benefits conferred thereunder, at least to the same extent as received by the Non-settling Tobacco Companies, Liggett agrees to abide by the provisions of such Global Settlement that pertain to the pricing of Cigarettes.

6.       Settlement Fund.

                  6.1. Section 6.1 of the Attorneys General Settlement is incorporated herein by reference.

                  6.2. Section 6.2 of the Attorneys General Settlement is incorporated herein by reference.




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                  6.3.  Section 6.3 of the Attorneys General Settlement and
subparts 6.3.1 and 6.3.2 thereof are incorporated herein by reference.

                  6.4. Section 6.4 of the Attorneys General Settlement is incorporated herein by reference.

                  6.5. Section 6.5 of the Attorneys General Settlement is incorporated herein by reference.

                  6.6. Section 6.6 of the Attorneys General Settlement is incorporated herein by reference.

                  6.7. Section 6.7 of the Attorneys General Settlement is incorporated herein by reference.

                  6.8. Section 6.8 of the Attorneys General Settlement is incorporated herein by reference.

                  6.9. Section 6.9 of the Attorneys General Settlement is incorporated herein by reference.

                  6.10. Section 6.10 of the Attorneys General Settlement is incorporated herein by reference.

                  6.11. Section 6.11 of the Attorneys General Settlement is incorporated herein by reference.

                  6.12. Section 6.12 of the Attorneys General Settlement is incorporated herein by reference.

                  6.13. Section 6.13 of the Attorneys General Settlement is incorporated herein by reference.



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7.       Release.

                  7.1. Section 7.1 of the Attorneys General Settlement is incorporated herein by reference.

                  7.2. Section 7.2 of the Attorneys General Settlement is incorporated herein by reference.

                  7.3. Section 7.3 of the Attorneys General Settlement is incorporated herein by reference.

                  7.4. Section 7.4 of the Attorneys General Settlement is incorporated herein by reference.

8.       Exclusive Remedy; Dismissal of Action;
         Jurisdiction of Court.

                  8.1. Section 8.1 of the Attorneys General Settlement is incorporated herein by reference.

                  8.2. Section 8.2 of the Attorneys General Settlement is incorporated herein by reference.

                  8.3. Section 8.3 of the Attorneys General Settlement is incorporated herein by reference.

9.       Term.

         Section 9 of the Attorneys General Settlement is incorporated herein by reference, except as modified below.

                  9.1. Section 9.1 of the Attorneys General Settlement is incorporated herein by reference.

                  9.2. Section 9.2 of the Attorneys General Settlement is incorporated herein by reference.



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                  9.3. Section 9.3 of the Attorneys General Settlement is
incorporated herein by reference.

                  9.4. Section 9.4 of the Attorneys General Settlement is incorporated herein by reference.

                  9.5. Section 9.5 of the Attorneys General Settlement is incorporated herein by reference.

                  9.6. Section 9.6 of the Attorneys General Settlement is incorporated herein by reference.

                  9.7. The duration of this Agreement shall be co-extensive with the duration of the Attorneys General Settlement. The exercise of any right under the Attorneys General Settlement to terminate the Attorneys General Settlement with respect to the State of Nevada shall also be a termination of this Agreement.

10.      Continuing Enforceability.

         Section 10 of the Attorneys General Settlement is incorporated herein by reference.

11.      Entry of Good Faith Bar Order on Contribution and Indemnity Claims.

                  11.1. Section 11.1 of the Attorneys General Settlement is incorporated herein by reference.

                  11.2. Section 11.2 of the Attorneys General Settlement is incorporated herein by reference.

                  11.3. Section 11.3 of the Attorneys General Settlement is incorporated herein by reference.



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                  11.4. Section 11.4 of the Attorneys General Settlement is
incorporated herein by reference.

12.      Tax Status of Settlement Fund.

                  12.1. Section 12.1 of the Attorneys General Settlement is incorporated herein by reference.

                  12.2. Section 12.2 of the Attorneys General Settlement is incorporated herein by reference.

                  12.3. Section 12.3 of the Attorneys General Settlement is incorporated herein by reference.

13.      Effect of Default of Settling Defendant.

         Section 13 of the Attorneys General Settlement is incorporated herein by reference.

14.      Representations and Warranties.

                  14.1. Section 14.1 of the Attorneys General Settlement is incorporated herein by reference.

                  14.2. Section 14.2 of the Attorneys General Settlement is incorporated herein by reference.

15.      Arbitration.

         Section 15 of the Attorneys General Settlement is incorporated herein by reference.

16.      Most Favored Nation.

                  16.1. Section 16.1 of the Attorneys General Settlement is incorporated herein by reference.



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                  16.1.1. Section 16.1.1 of the Attorneys General Settlement is
incorporated herein by reference.

                  16.1.2. Section 16.1.2 of the Attorneys General Settlement is incorporated herein by reference.

                  16.1.3. Section 16.1.3 of the Attorneys General Settlement is incorporated herein by reference.

                  16.1.4. Section 16.1.4 of the Attorneys General Settlement is incorporated herein by reference.

                  16.1.5. Section 16.1.5 of the Attorneys General Settlement is incorporated herein by reference.

                  16.1.6. Section 16.1.6 of the Attorneys General Settlement is incorporated herein by reference.

                  16.2. Section 16.2 of the Attorneys General Settlement is incorporated herein by reference.

                  16.3. Section 16.3 of the Attorneys General Settlement is incorporated herein by reference.

17.      Future Affiliate.

                  17.1. Section 17.1 of the Attorneys General Settlement is incorporated herein by reference.

                  17.2. Section 17.2 of the Attorneys General Settlement and subparts (a) and (b) thereof are incorporated herein by reference.

                  17.3. Section 17.3 of the Attorneys General Settlement is incorporated herein by reference.


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                  17.4. Section 17.4 of the Attorneys General Settlement is
incorporated herein by reference.

                  17.5. Section 17.5 of the Attorneys General Settlement is incorporated herein by reference.

                  17.6. Section 17.6 of the Attorneys General Settlement is incorporated herein by reference.

                  17.7. Section 17.7 of the Attorneys General Settlement is incorporated herein by reference.

                  17.8. Section 17.8 of the Attorneys General Settlement is incorporated herein by reference.

                  17.9. Section 17.9 of the Attorneys General Settlement is incorporated herein by reference.

18.      Miscellaneous.

                  18.1. Section 18.1 of the Attorneys General Settlement is incorporated herein by reference.

                  18.2. Section 18.2 of the Attorneys General Settlement is incorporated herein by reference.

                  18.3. Section 18.3 of the Attorneys General Settlement is incorporated herein by reference.

                  18.4. Section 18.4 of the Attorneys General Settlement is incorporated herein by reference.

                  18.5. Section 18.5 of the Attorneys General Settlement is incorporated herein by reference.

                  18.6. Section 18.6 of the Attorneys General Settlement is incorporated herein by reference.

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                  18.7.  Section 18.7 of the Attorneys General Settlement is
incorporated herein by reference.

                  18.8. Section 18.8 of the Attorneys General Settlement is incorporated herein by reference.

                  18.9. Section 18.9 of the Attorneys General Settlement is incorporated herein by reference.

                  18.10. Section 18.10 of the Attorneys General Settlement is incorporated herein by reference.

                  18.11. Section 18.11 of the Attorneys General Settlement is incorporated herein by reference.

                  18.12. Section 18.12 of the Attorneys General Settlement is incorporated herein by reference.

                  IN WITNESS WHEREOF, the Parties have executed this Agreement as of the day and date first written above.


BROOKE GROUP LTD.                       STATE OF Nevada

By  /s/ Bennett S. LeBow                By /s/ Frankie Sue Del Papa
  -------------------------------         --------------------------------------
         Bennett S. LeBow                  Frankie Sue Del Papa
                                           Attorney General

Date: 9/15/97                           Date: 9/17/97
     ----------------------------            -----------------------------------

LIGGETT GROUP, INC.

By /s/ Bennett S. LeBow
  -------------------------------
         Bennett S. LeBow

Date:  9/15/97
     ----------------------------



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